32.2  CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350, AS ADOPTED PURSUANT TO
      SECTION 906 OF THE SARBANES- OXLEY ACT OF 2002

      In connection with the Annual Report of Flanigan's Enterprises, Inc., (the "Company") on Form 10-K for the fiscal year ended September 27, 2008, as filed with the Securities and Exchange Commission of the date hereof (the "Annual
Report"), I, Jeffrey D. Kastner, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. SS.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1)    This  Annual   Report  on  Form  10-K  of  the  Company,   to  which  this
certification is attached as an Exhibit, fully complies with the requirements of
Section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     /s/ Jeffrey D. Kastner
                                  -------------------------------------
                                  Name: Jeffrey D. Kastner
                                  Chief Financial Officer and Secretary
                                  Date: December 22, 2008

                    The foregoing certificate is provided solely for the purpose of complying with Section 906 of the Sarbanes-Oxley Act of 2002 and for no other purpose whatsoever. Notwithstanding anything to the contrary set forth herein or in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate the Company's future filings, including this annual report on Form 10-K, in whole or in part, this certificate shall not be incorporated by reference into any such filings. A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request

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